UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2011

CYBEX INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

New York	0-4538	11-1731581
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

10 Trotter Drive, Medway, Massachusetts		02053
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (508) 533-4300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02: Results of Operation and Financial Condition.

(a) On July 19, 2011, Cybex International, Inc. (the “Company”) issued a press release (“Press Release”) reporting on its results of operations for the quarter ended June 25, 2011. A copy of the Press Release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01: Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1	Press Release dated July 19, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 19, 2011

CYBEX INTERNATIONAL, INC.
(Registrant)

By:	/s/ John Aglialoro
Name: John Aglialoro Title: Chief Executive Officer